UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): June 24, 2020

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CLOUDERA, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-38069	26-2922329
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
_______________________________________________
395 Page Mill Road
Palo Alto, CA 94306
(Address of principal executive offices and zip code)
(650) 362-0488
(Registrant's telephone number, including area code)
___________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.00005 per share	CLDR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 24, 2020, Cloudera, Inc. (the “Company”) held its 2020 Annual Meeting of Stockholders as a virtual meeting held over the Internet via live webcast (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on three proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on May 7, 2020 (the “Proxy Statement”). There were 233,179,185 shares of the Company’s Common Stock (the “Common Stock”) present at the Annual Meeting in person or by proxy, which represented 78.95% of the voting power of the shares of Common Stock entitled to vote at the Annual Meeting, and which constituted a quorum for the transaction of business. Holders of Common Stock were entitled to one vote for each share held as of the close of business on April 30, 2020.

The stockholders of the Company voted on the following proposals at the Annual Meeting:

1.To elect two Class III directors to serve on the Company’s board of directors (the “Board”), each to serve until the Company’s annual meeting of stockholders to be held in 2023 and until his successor is elected and qualified, or until his earlier death, resignation, disqualification or removal.

2.To ratify the appointment of the Company’s independent registered public accounting firm, Ernst & Young LLP, for the fiscal year ending January 31, 2021.

3.To hold a non-binding advisory vote on the compensation paid by the Company to its named executive officers as disclosed in the Proxy Statement.

1.Election of Directors

Nominee	For	Withheld	Broker Non-Votes
Robert Bearden	146,950,765	26,557,522	59,670,898
Paul Cormier	145,334,109	28,174,178	59,670,898

Each of the two nominees for director was elected to serve until the 2023 annual meeting of stockholders and until his successor has been elected and qualified, or until his earlier death, resignation, disqualification or removal.

2.Ratification of Appointment of Independent Registered Public Accounting Firm

For	Against	Abstentions
230,149,321	2,120,935	908,929

The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2021.

3.Non-Binding Advisory Vote on Executive Compensation

For	Against	Abstentions	Broker Non-Votes
156,101,224	16,176,306	1,230,757	59,670,898

The stockholders approved, on a non-binding advisory basis, the compensation paid by the Company to its named executive officers as disclosed in the Proxy Statement.

Item 9.01 - Financial Statements and Exhibits

(d) Exhibits

Number	Description
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document).

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 26, 2020	CLOUDERA, INC.

	By:	/s/ David Howard
	Name:	David Howard
	Title:	Chief Legal Officer